Federated Investors
World-Class Investment Manager

Federated Government Income Securities, Inc.

15TH SEMI-ANNUAL REPORT

August 31, 2001

Established 1986

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Government Income Securities, Inc.

President's Message

Dear Fellow Shareholder:

Created in 1986, Federated Government Income Securities, Inc. is designed for investors seeking high monthly income from U.S. government issues. The fund invests exclusively in U.S. Treasury securities and U.S. government agency issues. I am pleased to present its 15th Semi-Annual Report. As of August 31, 2001, the fund's assets totaled $1.1 billion, serving over 45,000 shareholders. Currently, the fund's target duration is 4.8 years,1 and the average coupon of its holdings is 6.96%. All holdings are guaranteed by the U.S government as to principal and interest payments.2

This report covers the first half of the fund's fiscal year, which is the six-month period from March 1, 2001 through August 31, 2001. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. Following her discussion covering the economic influences on the bond market, the fund's performance, strategies and outlook, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings in U.S. government securities, and third is the publication of the fund's financial statements.

The fund's portfolio focuses exclusively on a mix of U.S. government securities. On August 31, 2001, 83% of the fund's net assets were invested in mortgage-backed securities. These securities are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and are guaranteed as to principal by the U.S. government, its agencies or instrumentalities.2 Treasury issues comprise 28% of the fund's assets.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 Fund shares are not guaranteed by the U.S. government.

Individual share class total return performance for the six-month reporting period, including income distributions, follows.3

	Total Return	Income Distributions	Net Asset Value Increase
Class A Shares	3.58%	$0.258	$8.80 to $8.85 = 0.57%
Class B Shares	3.20%	$0.225	$8.78 to $8.83 = 0.57%
Class C Shares	3.20%	$0.226	$8.80 to $8.85 = 0.57%
Class F Shares	3.58%	$0.258	$8.79 to $8.84 = 0.57%

Thank you for investing a portion of your wealth in this government securities fund. In the 15 years of serving investors, there have been times when owning U.S government securities provided income and some assurance that your dollars are in the right place at the right time.

If you have any questions or comments, please do not hesitate to write.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
October 15, 2001

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (1.03)%, (2.30)%, 2.20%, and 1.54%, respectively, for the six-month reporting period. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Kathy Foody-Malus

Vice President

Federated Investment Management
Company

Investment Review

What is the current interest rate environment, and how did the U.S. government markets perform during the fund's reporting period?

The U.S. economy, which has been underperforming all year and showed little evidence of picking up by early September, now is absorbing a significant blow from terrorist attacks on the Pentagon and the New York financial district. The business sector has been under considerable stress all year, which was reflected in weak production and income trends through August. Household spending held up well through August, but rising layoffs and the eroding stock market appeared to be undermining consumer confidence prior to the attacks.

The response in economic policy has shifted swiftly to a more stimulative stance. While expectations are that the economy will languish for the next couple of quarters, there is now a greater probability of a vigorous rebound in the second half of 2002. The Federal Reserve Board ("the Fed") cut the Fed Funds Target Rate by 300 basis points this year, and expectations in the federal funds futures market are that they will lower the interest rate target to 2% by year-end.

In addition, the unusual and concerted response of the central banking community to this crisis underscored a new resolve to restore the health of the global economy, as they followed the lead of the Fed in easing throughout Europe.

At the same time, Congress and the Bush Administration are moving quickly to provide new fiscal stimulus. Congress has already passed, or is about to pass, measures that will provide almost $50 billion in emergency aid. The initial round of aid should temper losses in the airline industry resulting from the terrorist attack, support recovery efforts in Washington and New York, and finance military operations.

In addition to emergency funding, Congress is debating a broader economic stimulus package. As of this time, it is unclear whether new tax legislation will be forthcoming, although temporary capital gains tax cuts, payroll tax relief, increased depreciation allowances, and income and estate tax exemption for the victims of terrorist attacks are all under consideration.

The inability of the longer end of the bond market to rally much amid the crisis is testimony to the perceived potency of the swift policy response both here and abroad. However, this policy response is unlikely to be inflationary, especially over the next several quarters, as the potential for higher unemployment and excess factory capacity could be higher than initially forecasted. Given this scenario, we would anticipate that bond yields are likely to decline. Although the surplus outlook has changed significantly, this will have more of an effect on yield spreads between Treasury and other fixed-income securities.

How did the mortgage-backed securities market perform relative to the Treasury market?

During the past six-month period, the mortgage-backed market was faced with the threat of a rally in the Treasury market, which would awaken supply and refinancing issues. Given these concerns, the mortgage-backed market has performed reasonably well versus other sectors of the fixed-income market. Mortgage rates have been low for most of 2001, and the refinancing wave we have seen to date has focused on new issues in the 7.5% to 8.0% securities range. With the recent events, we now are faced with 6.5% and 7.0% securities coming under prepayment pressure, as these two securities make up 60% of the agency mortgage market. The market is anticipating that prepayment activity on these securities will be faster due to the dramatically steeper yield curve. The yield differential between two- and ten-year Treasury issues is currently 183 basis points versus just two basis points at the beginning of 2001. The Treasury yield curve has not been this steep since 1993. This puts the mortgage market in uncharted territor y given the host of different refinancing alternatives available to the homeowner in this yield curve environment.

While prepayment risk is very real, it is, in our opinion, manageable. Near term risk/reward does not favor the mortgage market. However, over the longer term, we are positive on mortgage-backed securities. We believe that spreads versus Treasury issues are biased to tighten further, as increased fiscal spending and lower tax receipts soften the scarcity value currently priced into Treasury issues.

Versus other fixed-income spread products, the weakening credit environment should also bode well for high-quality assets like mortgage-backed securities. From the demand side, increased bank demand can potentially support the mortgage-backed market in a significant way. The early 1990s recession was such an environment where banks grew their portfolios aggressively. Over the past several years, banks have ignored the securities market in favor of loan growth, which could prove to be a dicey proposition moving forward. The steep Treasury yield curve further increases financial institutions' incentives to increase mortgage holdings to meet earning targets.

What was the fund's strategy for the past six months?

The strategy of the fund continues to balance the price performance of U.S. Treasury securities with the income advantage of the mortgage-backed securities market.1 The current portfolio strategy targets an effective duration of five years, which is neutral to the blend of the Lehman U.S. government2 and mortgage indexes.3 The asset allocation mix reflects an overweight in mortgage-backed securities due to the attractive yield spread over comparable duration U.S. Treasury issues. Mortgage-backed securities trade at a spread above U.S. Treasury bonds, and that spread is, by historic standards, very attractive in today's interest rate environment. The mortgage-backed securities favored were those trading at a slight discount to par.

How was the fund's portfolio allocated on August 31, 2001?

The fund's portfolio slightly increased its allocation to mortgage-backed securities during the six-month reporting period. The fund currently holds 83% of assets in agency mortgage-backed securities. As of August 31, 2001, the portfolio composition was:

Percentage of Net Assets
Federal National Mortgage Association (FNMA)	35.5%
U.S. Treasury Obligations	28.0%
Federal Home Loan Mortgage Corporation (FHLMC)	27.1%
Government National Mortgage Association (GNMA)	20.2%

1 Investing in certain mortgage-backed securities may result in special risks such as the risk of receiving unscheduled principal payments. This may result in the Fund receiving a lower rate of interest.

2 Lehman Brothers Government Bond Index: A market value weighted index of U.S. government agency securities (other than mortgage securities) with maturities of one year or more.

3 Lehman Brothers Mortgage-Backed Securities Index: An unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. Indexes are unmanaged and investments cannot be made in an index.

How did Federated Government Income Securities, Inc. perform for shareholders in terms of total return and income for the six-month period ended August 31, 2001?

For the first half of the fund's fiscal year, the Class F Shares of the fund produced a net total rate of return of 3.58%, based on net asset value. Class A, B and C shares produced net total returns of 3.58%, 3.20% and 3.20%, respectively, based on net asset value. The fund's returns for Class A and F shares exceeded the 3.44% return for peer funds in the Lipper General U.S. Government Funds1 category over the six-month period ended August 31, 2001. For the six-month reporting period, the Merrill Lynch 5-Year and 10-Year U.S. Treasury Note Indexes returned 3.47% and 2.70%, respectively.2

In terms of income, the fund's Class A, B, C and F shares paid monthly dividends totaling $0.258, $0.225, $0.226, and $0.258 per share, respectively.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

2 The Merrill Lynch 5-Year and 10-Year Treasury Note Indexes comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6 and 12 months as well as year-to-date. Indexes are unmanaged, and investments cannot be made in an index.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $16,000 in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $46,504 on 8/31/01. You would have earned a 7.17%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 8/31/01, the Class A Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 5.99%, 6.42% and 5.97%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 4.58%, 6.29% and 5.99%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 9.19%, 6.63% and 6.17%, respectively. Class F Shares' average annual 1-year, 5-year, and 10-year total returns were 8.85%, 7.20% and 6.37%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 15 years (reinvesting all dividends and capital gains) grew to $28,581.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $16,000, but your account would have reached a total value of $28,5811 by 8/31/01. You would have earned an average annual total return of 7.01%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for Current Income

Fifteen years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class F Shares of Federated Government Income Securities, Inc. because the fund invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.1

They like the way they can use their account for an occasional extravagance--like the $50,000 Jaguar they bought to celebrate their anniversary--without touching their original principal.

The Laughlin's account totaled $290,648 as of August 31, 2001 for an average annual total return of 7.17%.2

1 Fund shares are not guaranteed and their value will fluctuate.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

August 31, 2001 (unaudited)

Principal Amount			Value
		LONG-TERM OBLIGATIONS--110.8%
		Federal Home Loan Mortgage Corp.--21.4%
$3,095,100		8.000%, 2/1/2031	$3,218,904
62,291,935		7.500%, 6/1/2007 - 1/1/2031	64,436,058
63,312,826		7.000%, 9/1/2014 - 2/1/2031	64,839,801
67,756,000	[1]	6.500%, 10/1/2031 - 12/1/2031	68,076,716
30,966,835		5.500%, 3/1/2029	29,708,962

		TOTAL	230,280,441

		Federal Home Loan Mortgage Corp., REMIC--5.7%
18,876,191		Series 2210-A, 7.200%, 7/15/2028	19,578,008
10,000,000		Series 2238-PF, 7.500%, 3/15/2026	10,703,000
16,900,000		Series 2328-QE, 6.500%, 6/15/2031	16,673,898
14,200,000		Series 2346-PE, 6.500%, 8/15/2016	14,506,152

		TOTAL	61,461,058

		Federal National Mortgage Association--28.5%
7,606,465		8.000%, 2/1/2030 - 1/1/2031	7,908,366
97,857,376	[1]	7.500%, 7/1/2028 - 1/1/2031	100,692,296
44,901,382	[1]	7.000%, 1/1/2031 - 3/1/2031	45,816,496
62,829,661	[1]	6.500%, 11/1/2031	63,613,781
90,267,077	[1]	6.000%, 4/1/2016 - 6/1/2031	89,895,597

		TOTAL	307,926,536

		Federal National Mortgage Association, REMIC--7.0%
24,867,794		Series 314-1, (Principal Only), 11/29/2009	18,153,490
24,867,794		Series 314-2, 6.000%, (Interest Only), 11/29/2009	6,302,494
31,187,511		Series 1999-53-AF, 6.000%, 4/25/2011	31,899,210
1,199,435		Series 2000-17-B, 8.000%, 7/25/2030	1,202,038
18,133,000		Series 2001-35-AL, 6.000%, 4/25/2029	17,647,942

		TOTAL	75,205,174

Principal Amount			Value
		LONG-TERM OBLIGATIONS--continued
		Government National Mortgage Association-16.3%
$487,149		13.000%, 1/15/2011 - 11/15/2014	$571,895
2,003,238		12.500%, 4/15/2010 - 7/15/2015	2,323,234
6,690,867		12.000%, 5/15/2011 - 1/15/2016	7,679,071
2,520,587		11.000%, 12/15/2009 - 10/15/2019	2,844,720
2,402,811		10.500%, 3/15/2016	2,718,180
103,744		9.000%, 2/15/2009	110,942
18,101,334		8.500%, 8/15/2029 - 11/15/2030	18,995,177
83,831,395		8.000%, 6/15/2017 - 2/15/2031	87,486,447
33,659,822		7.500%, 9/15/2025 - 1/15/2031	34,852,718
18,020,651	[1]	7.000%, 1/15/2028 - 10/15/2031	18,495,823
128,929		6.000%, 5/15/2024	129,009

		TOTAL	176,207,216

		Government National Mortgage Association, REMIC--3.9%
22,987,311		Series 2000-24-AJ, 7.50%, 3/20/2026	23,876,001
17,880,875		Series 2000-25-C, 7.50%, 8/20/2027	18,134,068

		TOTAL	42,010,069

		United States Treasury Securities--28.0%
96,925,000		8.125%, 5/15/2021 - 8/15/2021	128,054,362
45,100,000		7.125%, 2/15/2023	54,399,169
21,000,000		6.875%, 5/15/2006	23,183,580
39,500,000		6.250%, 5/15/2030	44,161,000
25,000,000		5.750%, 8/15/2010	26,550,000
25,000,000		4.625%, 5/15/2006	25,265,250

		TOTAL	301,613,361

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $1,174,799,011)	1,194,703,855

Shares or Principal Amount			Value
		MUTUAL FUND--0.1%
1,478,687		Government Obligations Fund (at net asset value)	$1,478,687

		REPURCHASE AGREEMENTS--27.4%[2]
$25,000,000	[3,4]	Credit Suisse First Boston, Inc., 3.530%, dated 8/9/2001, due 9/17/2001	25,000,000
98,600,000	[3,4]	Credit Suisse First Boston, Inc., 3.520%, dated 7/27/2001, due 9/17/2001	98,600,000
10,200,000	[3,4]	Credit Suisse First Boston, Inc., 3.500%, dated 8/16/2001, due 9/24/2001	10,200,000
40,500,000	[3,4]	Goldman Sachs Group LP, 3.540%, dated 8/16/2001, due 9/20/2001	40,500,000
87,200,000	[3,4]	Goldman Sachs Group LP, 3.420%, dated 8/28/2001, due 10/15/2001	87,200,000
33,730,000	[3,4]	Goldman Sachs Group LP, 3.420%, dated 8/30/2001, due 10/15/2001	33,730,000

		TOTAL REPURCHASE AGREEMENTS (AT NET ASSET VALUE)	295,230,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,471,507,698)[5]	$1,491,412,542

1 All or a portion of this security is subject to a future dollar roll transaction.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

4 Security held as collateral for future dollar roll transactions.

5 The cost of investments for federal tax purposes amounts to $1,471,507,698. The net unrealized appreciation of investments on a federal tax basis amounts to $19,904,844 which is comprised of $21,294,100 appreciation and $1,389,256 depreciation at August 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($1,078,285,106) at August 31, 2001.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2001 (unaudited)

Assets:
Investments in securities		$1,196,182,542
Investments in repurchase agreements		295,230,000

Total investments in securities, at value (identified cost $1,471,507,698)		$1,491,412,542
Income receivable		6,894,138
Receivable for shares sold		1,929,600

TOTAL ASSETS		1,500,236,280

Liabilities:
Payable for investments purchased	$120,930,000
Payable for shares redeemed	1,100,891
Income distribution payable	5,163,784
Payable for dollar roll transactions	294,225,018
Accrued expenses	531,481

TOTAL LIABILITIES		421,951,174

Net assets for 121,973,212 shares outstanding		$1,078,285,106

Net Assets Consist of:
Paid in capital		$1,390,721,462
Net unrealized appreciation of investments		19,904,844
Accumulated net realized loss on investments		(332,341,200)

TOTAL NET ASSETS		$1,078,285,106

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($124,673,145 ÷ 14,086,740 shares outstanding)		$8.85

Offering price per share (100/95.50 of $8.85)[1]		$9.27

Redemption proceeds per share		$8.85

Class B Shares:
Net asset value per share ($96,078,718 ÷ 10,882,834 shares outstanding)		$8.83

Offering price per share		$8.83

Redemption proceeds per share (94.50/100 of $8.83)[1]		$8.34

Class C Shares:
Net asset value per share ($27,904,148 ÷ 3,153,512 shares outstanding)		$8.85

Offering price per share		$8.85

Redemption proceeds per share (99.00/100 of $8.85)[1]		$8.76

Class F Shares:
Net asset value per share ($829,629,095 ÷ 93,850,126 shares outstanding)		$8.84

Offering price per share (100/99.00 of $8.84)[1]		$8.93

Redemption proceeds per share (99.00/100 of $8.84)[1]		$8.75

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended August 31, 2001 (unaudited)

Investment Income:
Interest (net of dollar roll expense of $3,538,287)			$36,911,990

Expenses:
Investment adviser fee		$4,057,579
Administrative personnel and services fee		407,381
Custodian fees		51,937
Transfer and dividend disbursing agent fees and expenses		512,878
Directors'/Trustees' fees		8,656
Auditing fees		8,656
Legal fees		3,246
Portfolio accounting fees		89,267
Distribution services fee--Class A Shares		151,063
Distribution services fee--Class B Shares		329,567
Distribution services fee--Class C Shares		89,550
Shareholder services fee--Class A Shares		151,063
Shareholder services fee--Class B Shares		109,856
Shareholder services fee--Class C Shares		29,850
Shareholder services fee--Class F Shares		1,061,757
Share registration costs		34,625
Printing and postage		74,118
Insurance premiums		1,082
Taxes		40,576
Miscellaneous		6,492

TOTAL EXPENSES		7,219,199

Waivers and Reimbursement:
Waiver of investment adviser fee	$(1,323,165)
Waiver of distribution services fee--Class A Shares	(151,063)
Waiver of shareholder services fee--Class F Shares	(8,494)
Reimbursement of investment adviser fee	(5,914)

TOTAL WAIVERS AND REIMBURSEMENT		(1,488,636)

Net expenses			5,730,563

Net investment income			31,181,427

Realized and Unrealized Gain on Investments:
Net realized gain on investments			6,401,806
Net change in unrealized appreciation of investments			1,650,751

Net realized and unrealized gain on investments			8,052,557

Change in net assets resulting from operations			$39,233,984

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 8/31/2001	Year Ended 2/28/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$31,181,427	$64,822,099
Net realized gain on investments	6,401,806	2,284,900
Net change in unrealized appreciation of investments	1,650,751	62,167,507

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	39,233,984	129,274,506

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(3,538,405)	(6,701,554)
Class B Shares	(2,302,609)	(3,377,905)
Class C Shares	(632,008)	(849,210)
Class F Shares	(24,708,405)	(53,893,430)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(31,181,427)	(64,822,099)

Share Transactions:
Proceeds from sale of shares	135,265,632	281,991,110
Net asset value of shares issued to shareholders in payment of distributions declared	14,903,492	36,567,299
Cost of shares redeemed	(172,078,264)	(426,996,642)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(21,909,140)	(108,438,233)

Change in net assets	(13,856,583)	(43,985,826)

Net Assets:
Beginning of period	1,092,141,689	1,136,127,515

End of period	$1,078,285,106	$1,092,141,689

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2001	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.80	$ 8.28	$ 8.79	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.26	0.52	0.50	0.53 [2]	0.62 [2]	0.30
Net realized and unrealized gain (loss) on investments	0.05	0.52	(0.49)	(0.04)	0.22	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	0.31	1.04	0.01	0.49	0.84	0.28

Less Distributions:
Distributions from net investment income	(0.26)	(0.52)	(0.52)	(0.54)	(0.59)	(0.32)

Net Asset Value, End of Period	$ 8.85	$ 8.80	$ 8.28	$ 8.79	$ 8.84	$ 8.59

Total Return[3]	3.58%	12.91%	0.10%	5.58%	10.10%	3.34%

Ratios to Average Net Assets:

Expenses	0.98%[4]	0.98%	0.98%	0.98%	0.96%	1.03%[4]

Net investment income	5.86%[4]	6.05%	5.79%	5.99%	7.13%	6.45%[4]

Expense waiver/reimbursement[5]	0.50%[4]	0.50%	0.51%	0.46%	0.49%	0.50%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$124,673	$130,829	$106,328	$182,597	$138,554	$289

Portfolio turnover	89%	192%	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2001	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period:	$ 8.78	$ 8.26	$ 8.78	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.23	0.45	0.43	0.46 [2]	0.58	0.28
Net realized and unrealized gain (loss) on investments	0.05	0.52	(0.50)	(0.05)	0.20	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	0.28	0.97	(0.07)	0.41	0.78	0.26

Less Distributions:
Distributions from net investment income	(0.23)	(0.45)	(0.45)	(0.47)	(0.53)	(0.30)

Net Asset Value, End of Period	$ 8.83	$ 8.78	$ 8.26	$ 8.78	$ 8.84	$ 8.59

Total Return[3]	3.20%	12.12%	(0.76)%	4.65%	9.34%	3.00%

Ratios to Average Net Assets:

Expenses	1.73%[4]	1.73%	1.73%	1.73%	1.71%	1.71%[4]

Net investment income	5.24%[4]	5.30%	5.04%	5.36%	6.51%	5.80%[4]

Expense waiver/reimbursement[5]	0.25%[4]	0.25%	0.26%	0.21%	0.24%	0.26%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$96,079	$75,544	$58,643	$48,304	$10,819	$2,421

Portfolio turnover	89%	192%	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2001	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.80	$ 8.28	$ 8.79	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.23	0.45	0.43	0.48 [2]	0.55	0.27
Net realized and unrealized gain (loss) on investments	0.05	0.52	(0.49)	(0.06)	0.23	(0.01)

TOTAL FROM INVESTMENT OPERATIONS	0.28	0.97	(0.06)	0.42	0.78	0.26

Less Distributions:
Distributions from net investment income	(0.23)	(0.45)	(0.45)	(0.47)	(0.53)	(0.30)

Net Asset Value, End of Period	$ 8.85	$ 8.80	$ 8.28	$ 8.79	$ 8.84	$ 8.59

Total Return[3]	3.20%	12.08%	(0.65)%	4.76%	9.29%	3.02%

Ratios to Average Net Assets:

Expenses	1.73%[4]	1.73%	1.73%	1.73%	1.71%	1.71%[4]

Net investment income	5.29%[4]	5.30%	5.04%	5.38%	6.21%	5.65%[4]

Expense waiver/reimbursement[5]	0.25%[4]	0.25%	0.26%	0.21%	0.24%	0.26%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$27,904	$19,195	$15,413	$15,682	$2,836	$1,343

Portfolio turnover	89%	192%	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.79	$ 8.27	$ 8.78	$ 8.83	$ 8.59	$ 8.75
Income From Investment Operations:
Net investment income	0.26	0.52	0.50	0.53 [1]	0.61	0.55
Net realized and unrealized gain (loss) on investments	0.05	0.52	(0.49)	(0.05)	0.24	(0.15)

TOTAL FROM INVESTMENT OPERATIONS	0.31	1.04	0.01	0.48	0.85	0.40

Less Distributions:
Distributions from net investment income	(0.26)	(0.52)	(0.52)	(0.53)	(0.61)	(0.56)

Net Asset Value, End of Period	$ 8.84	$ 8.79	$ 8.27	$ 8.78	$ 8.83	$ 8.59

Total Return[2]	3.58%	12.94%	0.10%	5.49%	10.19%	4.81%

Ratios to Average Net Assets:

Expenses	0.98%[3]	0.98%	0.98%	0.98%	0.96%	0.96%

Net investment income	5.82%[3]	6.05%	5.79%	5.95%	6.87%	6.42%

Expense waiver/reimbursement[4]	0.25%[3]	0.25%	0.26%	0.21%	0.24%	0.26%

Supplemental Data:

Net assets, end of period (000 omitted)	$829,629	$866,574	$955,744	$1,221,022	$1,428,591	$1,773,905

Portfolio turnover	89%	192%	152%	209%	264%	97%

1 Per share information presented is based upon the average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2001 (unaudited)

ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Fund's investment objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing long term premiums or discounts on debt securities effective September 1, 2001. Prior to this date, the Fund did not amortize long term premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At August 31, 2001 the Fund, for federal tax purposes, had a capital loss carryforward of $339,283,364 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$ 59,627,977

2003	$192,317,284

2004	$ 16,981,637

2005	$ 23,283,777

2008	$ 26,416,036

2009	$ 20,656,653

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At August 31, 2001 par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 8/31/2001		Year Ended 2/28/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	9,504,712	$83,170,093	26,969,639	$229,691,904
Shares issued to shareholders in payment of distributions declared	291,232	2,536,445	701,723	5,969,712
Shares redeemed	(10,582,273)	(92,870,383)	(25,643,903)	(217,815,558)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(786,329)	$(7,163,845)	2,027,459	$17,846,058

	Six Months Ended 8/31/2001		Year Ended 2/28/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	3,724,452	$32,471,359	3,411,105	$29,204,565
Shares issued to shareholders in payment of distributions declared	140,500	1,220,569	261,611	2,220,162
Shares redeemed	(1,590,446)	(13,886,205)	(2,164,725)	(18,355,450)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	2,274,506	$19,805,723	1,507,991	$13,069,277

	Six Months Ended 8/31/2001		Year Ended 2/28/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,767,471	$15,449,650	1,909,647	$16,321,012
Shares issued to shareholders in payment of distributions declared	43,029	374,690	66,643	566,786
Shares redeemed	(839,266)	(7,347,561)	(1,656,300)	(14,060,038)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	971,234	$8,476,779	319,990	$2,827,760

	Six Months Ended 8/31/2001		Year Ended 2/28/2001
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	608,711	$4,174,530	666,919	$6,773,629
Shares issued to shareholders in payment of distributions declared	1,238,189	10,771,788	3,280,789	27,810,639
Shares redeemed	(6,622,131)	(57,974,115)	(20,947,466)	(176,765,596)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(4,775,231)	$(43,027,797)	(16,999,758)	$(142,181,328)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,315,820)	$(21,909,140)	(13,144,318)	$(108,438,233)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of long-term U.S. government securities (and in-kind contributions), for the six months ended August 31, 2001, were as follows:

Purchases	$1,020,603,623

Sales	$2,912,710,764

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

KATHLEEN FOODY-MALUS

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholde rs in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

8092706 (10/01)